Exhibit 99.1

Presto Promotes Dan Mosher to President and Xavier Casanova to Chief Operating Officer

SAN CARLOS, Calif. (March 30, 2023) – Presto Automation Inc. (Nasdaq: PRST), one of the largest drive-thru automation technology providers in the hospitality industry (“Company”), today announced the promotion of Dan Mosher to president and Xavier Casanova to chief operating officer, effective immediately.

“Dan and Xavier have been key leaders at Presto and were instrumental in successfully developing and implementing Presto Voice, the industry’s most advanced drive-thru AI voice ordering platform,” said Presto Chairman and Interim CEO Krishna Gupta. He continued, “I am delighted to partner with these two and the rest of our exceptional management team as we continue to execute on our product roadmap for our customers,” said Gupta.

Mosher has served as the Company’s chief revenue officer since he joined Presto in March 2021. He has overseen the industry’s largest drive-thru rollout of voice AI technology at Del Taco and Checkers.  He will continue to focus on the customer-facing and commercial sides of Presto’s business and work with Gupta to implement the Company’s critical strategic and financial initiatives.  Mosher was senior vice president & Merchant Lead at Postmates prior to joining Presto.

“I am excited to take on the role of president during this inflection point in the restaurant hospitality industry,” said Mosher. “Restaurant operators are making decisions now about when they are going to deploy voice recognition AI, given recent advancements.  Presto’s platform is state of the art, and I look forward to leading on the company’s revenue growth and providing exceptional service.”

Casanova will head operations for Presto and continue to drive innovation and streamline operations across engineering, product management, and other support functions.  Casanova has played a vital role in the successful rollout of Presto VoiceTM and is leading the collaboration with OpenAI to drive greater innovation across Presto’s products.  A Silicon Valley serial entrepreneur, Casanova founded several successful startups including Fireclick (acquired by Digital River) and Liveclicker (acquired by Campaign Monitor).

“With our deep expertise in restaurant AI and automation, we are well-positioned to support the hospitality industry as it evolves to meet changing consumer expectations,” said Casanova. “I am excited to take on this new role as chief operating officer and work closely with our amazing team to continue developing innovative solutions that empower our customers to succeed.”

Presto Voice uses advanced AI techniques, including large language models (LLM) and generative AI, to understand natural human language and offer logical responses to customer queries.  A leading AI voice automation solution for restaurant drive-thrus,

Presto Voice offers an average 6% increase in sales due to consistent upselling and up to 9 hours of labor saved per day per store. The Company also offers another AI solution, Presto Vision™, which provides unique pieces of real-time data for drive-thru operations optimization.

About Presto

Presto (NASDAQ: PRST) overlays next-generation digital solutions onto the physical world. Presto’s enterprise-grade Voice, Vision, and Touch™ technologies help hospitality businesses thrive while delighting guests.  With over 380 million transactions processed, Presto is one of the largest labor automation technology providers in the industry.  Founded by Rajat Suri while he was a student at MIT in 2008, Presto is headquartered in Silicon Valley in San Carlos, California and counts among its customers some of the top 20 restaurant chains in the United States.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.  The forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.  The forward-looking statements speak only as of the date of this press release or as of the date they are made.  Except as otherwise required by applicable law, Presto disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.  Presto cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Presto.  In addition, Presto cautions you that the forward-looking statements contained in this press release are subject to the following risks and uncertainties: our ability to manage our growth effectively, to sustain our recent revenue growth or attract new customers; the limited operating history with our new Vision and Voice products in a new and developing market; our ability to achieve revenue growth while our expenses increase; continued adverse impacts from COVID-19  (including as a result of global supply chain shortages); the loss of any of our three largest customers or a reduction in their business with us; our ability to improve and enhance the functionality, performance, reliability, design, security, or scalability of our platform to respond to customers’ evolving needs; our ability to protect the security of our customers’’ information; changing privacy laws, regulations and standards, and our ability to comply with contractual obligations and laws related to data privacy and security; unfavorable conditions in the restaurant industry or the global economy, including with respect to food, labor, and occupancy costs; the availability of capital or financing on acceptable terms, if at all; financial covenants and other restrictions on our actions contained in our financing agreements that may limit our operational flexibility; the length and unpredictability of our sales cycles and the amount of investments required in sales efforts; material weaknesses in our internal control over financial reporting and, our ability to remediate these deficiencies; our ability to continue as a going concern; our ability to receive additional financing in a timely manner; shortages, price increases, changes, delays or discontinuations of hardware; our ability to maintain relationships with our payment processors; our relies on computer hardware, licensed software and services rendered by third parties; U.S. laws and regulations (including with respect to payment transaction processing), many of which are unsettled and still developing, and our or our customers’ ability to comply with such laws and regulations; significant changes in U.S. and international trade policies that restrict imports or increase tariffs; any requirements to collect additional sales taxes or be subject to other tax liabilities that may increase the costs to our customers; our ability to adequately protect our intellectual property rights; claims by third parties of intellectual property infringement; our use of open-source software in our platform; and other economic, business, competitive and/or regulatory factors affecting Presto’s business generally as set forth in our filings with the Securities and Exchange Commission.

Contacts

Investors:

Adam Rogers, VP Investor Relations

investor@presto.com

Media:

Christopher Cast & Brian Ruby

media@presto.com